S ECU RE LOG IST ICS. WORLDW ID E. Investor Meetings August 2017 EXHIBIT 99.1

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2017 and 2019 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share, adjusted EBITDA and growth in each of these areas; closing of the Temis acquisition and the impact of completed acquisitions, including synergies; 2019 revenue and operating profit outlook for the company’s segments and key markets, including the U.S., as well as drivers of target results; and potential future margin growth. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions (including those in the home security industry) and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business and reputation; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative as of April 26, 2017 and The Brink's Company undertakes no obligation to update any information contained in this document. Today’s presentation is focused primarily on non-GAAP results. Unless otherwise noted, the consolidated financial measures included in these materials are non-GAAP financial measures. Detailed reconciliations of non-GAAP to GAAP results are included in the Second Quarter 2017 earnings release in the Quarterly Results section of the Brink’s website: www.brinks.com and in the appendix. We have not provided reconciliations for the Company’s projected 2019 Non-GAAP revenue, Non-GAAP operating profit and adjusted EBITDA (forward-looking non-GAAP financial measures), to the most directly comparable GAAP financial measures because the Company is unable to provide such reconciliations without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of Venezuela operations and related foreign exchange rates in Venezuela during 2019, which could be significant to our full-year GAAP operating results. In addition, sufficient information is not available to calculate certain adjustments required for these reconciliations without unreasonable effort. For the same reasons, the Company is unable to address the probable significance of the unavailable information. 2

+ + Why Brink’s? Brink’s has the right leadership, the right strategy and the financial strength to drive superior shareholder returns. Market Strength • Premier global brand • Unmatched footprint in 100+ countries • Strong market position People • Leadership with proven track record • Customer-driven employees • Continuous improvement culture Strategy and Resources • Focused strategy • Strong balance sheet to invest in growth

World’s Largest Cash Management Company2 4 Global cash market $17.9 billion1 South America 25% Rest of World 34% North America 41% GLOBAL MARKET LEADER Loomis G4S Garda Prosegur Other 2016 SEGMENT REVENUE OPERATIONS • 40 countries • 1,000 facilities • 11,900 vehicles • 60,700 employees CUSTOMERS IN MORE THAN 100 COUNTRIES REVENUE COUNTRIES REGIONS Brink’s $2.9B 108 EMEA, LA, NA, Asia Pacific Prosegur $1.9B 15 LA, Europe, Africa, Asia, Australia Loomis $1.9B 19 Europe, NA G4S $1.6B 48 Europe, LA, Asia, Africa, NA Garda $0.8B 2 NA 1. Freedonia, November 2014 2. Publicly available company data for cash services businesses. Brink’s data as of 12/31/2016 South America 45% Rest of World 41% North America 14% 2016 SEGMENT OP PROFIT

Cash is By Far the Most Used Payment Method Throughout the World

BRINKS

Cash accounts for about ~85% of global consumer transactions [1]

United States

- Most frequently used payment method[5]
- Notes in circulation growing ~5% annually[5]
- Cash use strong across all income levels[5]

South America

- Cash-driven society, strong cultural ties to cash
- ~50% unbanked[2]
- Cash usage growing faster than in developed countries

Europe

Euro notes in circulation[3]:

- 2012 to 2016 = ~6% annual growth
- 2015 to 2016 consistent with previous trends

ESTIMATED CASH USAGE IN OUR LARGE MARKETS[4]


32%
United States
85%
Brazil
41%
France
96%
Mexico
43%
Canada
Cash
Other

1. MasterCard Advisors 2013
2. World Bank Group The Global Findex Database 2014
3. European Central Bank
4. MasterCard Advisors 2013 and San Francisco Federal Reserve Bank 2016 Report
5. Federal Reserve Bank 2016

5

48% 33% 27% 27% 23% 25% Less than $25,000 $25,000-$50,000 $50,000-$75,000 $75,000-$100,000 $100,000-… $150,000 and… % of U.S. Population 12% 14% 12% 17% 13% 32% Cash in the U.S. Continues to Grow 6 • Notes in circulation doubled to ~40 billion notes in 2016 vs 1996 • Value of notes in circulation growth rates: • 2016 ~5% • 2011 – 2016 ~5% • 2005 – 2010 ~3% • Cash use forecasted to continue growth trends • Most frequently used payment method • Nearly 1/3 of consumer transactions • Cash is more popular among young (18- 25) & lower income consumers • Adoption of mobile payments among consumers and retailers is low and slow4 • 40% of consumers have security concerns4 • Only 13% of iPhone users have tried Apple Pay4 • Cash use strong across all income levels • Cash dominates small-value payments • 62% of transactions < $10 • ~30% of U.S. households unbanked or underbanked Cash CheckCredit Debit Electronic Other 1. Federal Reserve Bank 2016 Report 2. U.S. Census Bureau 3. Board of Governors of the Federal Reserve System 4. Wall Street Journal 4/6/17; Creative Strategies; Nilson Report CASH REMAINS POPULAR1 EVERYONE USES CASH1CASH USE CONTINUES TO GROW3 PAYMENT METHODS AT RETAIL1 % CASH USAGE BY INCOME1,2NOTES IN CIRCULATION1 (in billions) 0 5 10 15 20 25 30 35 40 45 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 $1 $2 $5 $10 $20 $50 $100 $500 to $10,000 % of Payments Made with Cash Cash is most frequently used method of payment Consistent growth (~5%+ ann.) in volume and value Cash is popular at all income levels

CORE SERVICES • Cash-in-Transit (CIT) • ATM services HIGH-VALUE SERVICES • Brink’s Global Services (BGS) • Money processing • Vault outsourcing • CompuSafe® and retail services • Payments Core Services $1.6B (52%) High-Value Services $1.2B (41%) Guarding $0.2B (7%) Financial InstitutionsGovernment/ Other Retail Lines of Business and Customers $3.0B 7 74% OF REVENUE OUTSIDE OF U.S. 32% 41% 27% 2017 JUNE TTM SEGMENT REVENUE CUSTOMERS 2017 JUNE TTM REVENUE BY SEGMENT ($ Millions) Total Company2 $3,003 Organic Revenue1: +7% Margin %: 8.4% Margin1: +280 bps 1. 2017 June trailing twelve months (TTM) versus 2016 June TTM 2. Amounts may not add due to rounding North America $1,232 Organic Revenue1: +6% Margin %: 4.8% Margin1: +280 bps South America $798 Organic Revenue1:+18% Margin %: 18.8% Margin1: +380 bps Rest of World $972 Organic Revenue1: +1% Margin %: 11.8% Margin1: +130 bps

Global Competitive Landscape 1. As of 12/31/16; EBITA and EBITDA are adjusted 2. Loomis 2016 Annual Report converted to USD 3. Figures apply only to cash business. Prosegur cash presentation as of 2/15/17 4. See net debt and EBITA reconciliations in Appendix Revenue EBITA Margin EBITDA Margin Net Debt to EBITDA Brink's Loomis Prosegur $2.9 $1.9 $1.9 1.7X 1.3X 0.7X 11.2% 11.4% 22.2% 19.7% 17.8% 7.1% (as of 12/31/2016) ($ in billions) Revenue Advantage ~$1 Billion Margin Disadvantage 4.1 to 12.6 PPTS Balance Sheet Advantage ~1X 1 2 3 4 8Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com 4

Loomis Garda Other GSI Other Loomis Prosegur Other Temis Other Garda Prosegur Other BRAZIL3 CANADA UNITED STATES2 FRANCE2 MEXICO3 Strong Position in Our Largest Markets 9 ESTIMATED MARKET SHARE IN KEY COUNTRIES 1 1. Internal estimates of market share of CIT/ATM market (as of March 2, 2017) 2. Includes Brink’s pending acquisition of Temis as announced on July 25, 2017 3. Excludes Payment Services 4. Includes Brink’s acquisition of Maco, which closed July 18, 2017 $15 4 Prosegur Other Brink’s Maco ARGENTINA4

10 RoomafdMrk Canada U.S. France2 Mexico Chile Argentina Brazil Colombia Israel Hong Kong/ Macau 10 largest markets represent 80% of 2016 revenue • Largest player in 3 of top 10 • Second largest player in 7 of top 10 Room to Grow in Largest Markets1 Brink’s All others Legend 1. Excludes Payment Services and Guarding 2. Market share includes pending Temis acquisition announced July 25, 2017 3. 2019 Segment margin target as of 7/26/17 North America 2019 Margin Target 11.4%3 South America 2019 Margin Target 19.1%3 Rest of World 2019 Margin Target 12.5%3

Our Strategy Accelerate Profitable Growth (APG) Close the Gap — Operational Excellence (CTG) Introduce Differentiated Services (IDS) ACCELERATE PROFITABLE GROWTH • Grow high-value services • Grow account share with large FI customers • Increase focus on smaller FIs • Penetrate large, unvended retail market • Explore core and adjacent acquisitions INTRODUCE DIFFERENTIATED SERVICES • Leverage uniform, best-in- class global technology base for logistics and operating systems • Offer end-to-end cash supply chain managed services • Launch customer portal and value-added, fee-based services CLOSE THE GAP • Operational excellence • Lead industry in safety and security • Exceed customer expectations • Increase operational productivity • Achieve industry-leading margins Culture 11

12 Labor Management (CTG) Strategic Execution – Organic Global Breakthrough Initiatives • “Next generation” trucks starting to come on-line in U.S. • Lower R&M expenses beginning to have an impact in U.S. and Mexico • Expect to convert 60% of U.S. routes by end of 2019 • Lower labor costs beginning to have impact in U.S., Mexico and Canada • Installed high-speed money processing machines in Chicago, Brooklyn; several more locations by year-end 2017 • Successfully working with union in Mexico to drive labor efficiency • CompuSafe® service ramping up in U.S., Mexico, Brazil and other countries • Recycler pilots in progress, expect small impact from additional sales in 2017 Reduced Crew Size (CTG) Fleet Investments (CTG) Network Optimization (CTG) Sales, Marketing & Intelligent Safes (APG)

Strategic Execution - Acquisitions

BRINKS

Acquiring Core Businesses in Core Markets

Acquisition Update:

- "Core – Core" – Core businesses in Core Markets
- 4 completed YTD through 7/26
  - Expected to be accretive in 2017
  - Expect significant accretion in 2019
- Temis France expected to close in 4Q
- Robust pipeline of additional opportunities

Expected impact of completed acquisitions on 2019 non-GAAP targets:

- +$175 million revenue
- +$45 million operating profit
- +$60 million adjusted EBITDA
- +$.45 EPS



U.S.
(AATI)
France
(Temis
announced
7/25)
Brazil
(PagFacil)
Chile
(LGS)
Argentina
(Maco)

Synergistic, Accretive Acquisitions in Our Core Markets

13

Maco Accelerates Profitable Growth (APG) • $209 million expected purchase price • $90 million LTM revenue, $24 million LTM adjusted EBITDA • Significant consolidation synergies expected • ~6x Adjusted EBITDA post-integration (8.7x pre-integration) • Solidifies #2 position in Argentina • Strong customer base, increased route density • Expected to be slightly accretive in 2017, significant contribution in 2019 14 Core Acquisition in High-Margin Core Market Brink's Brink’s Maco Prosegur Loomis Growing Share…in a Growing Market Source: Internal estimates Argentina

Second-Quarter 2017 Non-GAAP Results 15 Continued Momentum in Second Quarter ($ in millions) $717 $760 2016 2017 REVENUE ($ Millions) +6% Organic $39 $60 2016 2017 5.5% Margin OPERATING PROFIT 7.9% Margin + 52% ADJUSTED EBITDA $70 $91 0 20 40 60 80 100 2016 2017 9.7% Margin 12% Margin ($ Millions) +31% EPS +64% $0.39 $0.64 2016 2017 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

Second-Quarter Highlights 16 CONTINUED MOMENTUM • Strong improvement in revenue, operating profit, earnings and cash flow • Profit growth in North and South America led by U.S., Mexico, Brazil and Argentina • Execution of 3-year strategic plan gaining traction • 4 acquisitions completed YTD through 7/26; Temis expected to close in 4Q, more in pipeline • 2017 non-GAAP EPS guidance raised to $2.95 - $3.05 per share; includes $.09 from completed acquisitions o See Appendix for details on 2017 guidance • 2019 non-GAAP adjusted EBITDA target raised to $560 million o Includes $60 million from completed acquisitions Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

2019 Non-GAAP Operating Profit Target 17 New Target: 11%+ Operating Margin in 2019 ($ Millions) 2016 Actual Rest of World Contingency 2019 TargetNorth America South America $212 $400 $125 $58 $27 ($67) $355 $45 Completed Acquisitions July 2017 OP Margin 7.3% 3.5% 1.1% 0.3% (1.7%) 10.5% 0.8% 11.3% (as of July 2017) Includes: AATI LGS Pagfacil Maco 2019 Target before Acquisitions Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

2016 Currency Adjusted 2019 Target 2016 Currency Adjusted 2019 Target $2,828 2016 Currency Adjusted 2019 Target NON-GAAP REVENUE NON-GAAP EPSNON-GAAP OP PROFIT 18 Value Creation 2019 $2.05 ($ Millions, except % and EPS) ~8% CAGR ~28% CAGR~27% CAGR $3,275 $3,550 $330 $400 $197 $3.50 $4.25 1 1 1 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the Company’s First Quarter 2017 Earnings Release. 2. Future Growth and Future Acquisitions not quantified; for illustrative purposes only. Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2019 Targets include completed acquisitions as of 7/26/2017. 7/26/17 Guidance 4/26/17 Guidance Future Growth Future Acquisitions YTD Growth 6/30/17 Completed Acquisitions (4) Future Acquisitions2Future Growth (offsets contingency)2 7/26/17 Guidance 4/26/17 Guidance Future Growth Future Acquisitions 7/26/17 Guidance 4/26/17 Guidance Future Growth Future Acquisitions

Non-GAAP Segment Operating Margin 2016 – 2019 2016 Results LTM June 2017 Updated 2019 Guidance (7/26/2017) North America 3.3% 4.8% 11.4% South America 16.8% 18.8% 19.1% Rest of World 11.2% 11.8% 12.5% Brink’s Total 7.3% 8.4% 11.3% 19 Closing the Gap Global Competitor Benchmark1 ~15% ~23% ~13% ~14.5%2 Room to Grow 1. Internal estimate 2. Internal estimates based on global competitor benchmarks, includes corporate items Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

$163 $212 $270 - $280 $4005.5% 7.3% 8.5% - 8.8% 11.3% 2015 2016 2017 2019 Continued Improvement Expected in 2017 & Beyond Non-GAAP Operating Profit Margin 2017 Non-GAAP Outlook • Revenue $3.2 billion (6% organic growth) • Operating profit $270 - $280 million; margin 8.5% - 8.8% • Adjusted EBITDA $415 to $425 million • EPS $2.95 - $3.05 ($ Millions, except % and per share amounts) 2019 Non-GAAP Targets • 8% annual revenue growth to $3.6 billion • Operating profit $400 million; margin 11.3% • Adjusted EBITDA $560 million • $4.25 EPS Target Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earnings release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 20 Guidance

Appendix – Table of Contents Leadership Team & Biographies 22-25 2017 & 2019 Non-GAAP Guidance 26-27 2019 Targets 28-34 Non-GAAP Reconciliations 35-36 21

New Leadership…New Focus…New Brink's

BRINKS



DOUG PERTZ
President and CEO

North America
U.S.



AMIT ZUKERMAN
Executive Vice President

Brink's Global Services
South America
Rest of World



MIKE BEECH
Executive Vice President

Mexico
Brazil
Safety & Security



ROHAN PAL
Senior Vice President

Chief Information & Digital Officer



RON DOMANICO
Executive Vice President

Chief Financial Officer



MAC MARSHALL
Senior Vice President

General Counsel
Chief Administrative Officer

PROVEN TRACK RECORD IN:

- Leading global route-based logistics companies
- Strategic execution to drive organic growth, margin expansion and ROIC
- Leveraging IT to increase productivity and expand customer offerings
- Executing disciplined, accretive acquisitions

22

Executive Bios — Doug Pertz and Ron Domanico 23 Doug Pertz President and Chief Executive Officer Douglas (Doug) A. Pertz is the President and Chief Executive Officer and a director of The Brink’s Company and has served in these roles since June 2016. He has led several global companies as CEO over the past 20 years and throughout his career has guided multinational organizations through both operational turnaround and growth acceleration. Most recently, he was President and Chief Executive Officer of Recall Holdings Limited (a global provider of digital and physical information management and security services), having led the company from its initial public offering in 2013 through the successful negotiation of its sale to Iron Mountain in 2016. Prior to joining Recall, Mr. Pertz served from 2011 to 2013 as a partner with Bolder Capital, LLC (a private equity firm specializing in acquisitions and investments in middle market companies). He also served as CEO at IMC Global (the predecessor company to The Mosaic Company), Culligan Water Technologies and Clipper Windpower, and as Group Executive and Corporate Vice President at Danaher Corporation. In these roles, Mr. Pertz honed his operational expertise in branch and route-based logistics, business-to- business services and growth through acquisition. He holds a degree in mechanical engineering from Purdue University, Indiana. Ron Domanico Executive Vice President and Chief Financial Officer Ronald (Ron) J. Domanico is Executive Vice President and Chief Financial Officer of Brink’s. Ron also is responsible for the global procurement functions. Prior to joining Brink’s, Ron was the SVP Strategic Initiatives & Capital Markets at Recall Holdings Limited from April 2014 to May 2016. From 2010 to 2014, Ron served as Senior Vice President and Chief Financial Officer of HD Supply, Inc. He joined HD Supply in 2010 from Caraustar Industries, Inc., where he served as its Chief Financial Officer from 2002 to 2009 and Senior Vice President from 2005 to 2009. Before that, Ron held various international financial leadership positions at AHL Services, Inc., Nabisco, Inc. and Kraft Inc. Ron serves on the Board of Directors for First Advantage, NanoLumens, Ltd, and multiple non-profit organizations. He holds an M.B.A. and a Bachelor of Science from the University of Illinois in Urbana-Champaign.

Executive Bios — Mike Beech and Mac Marshall 24 Mike Beech Executive Vice President Michael (Mike) F. Beech is Executive Vice President of Brink’s and President Brazil, Mexico and Security. Previously Mike was President of the company’s Europe, Middle East and Africa (EMEA) region. Mike joined Brink’s in 2009 as Vice President, Global Security. In 2011, he became President of Brink’s Asia-Pacific region. Prior to joining Brink’s, Mike served 25 years in the U.S. Army, retiring as a Colonel. Mike has a bachelor's degree from Norwich University in Vermont. He received a Master of Strategic Studies at the U.S. Army War College and a Master of Military Arts and Science at the School of Advanced Military Studies. Mac Marshall Senior Vice President, General Counsel and Chief Administrative Officer McAlister (Mac) C. Marshall, II is Senior Vice President, General Counsel and Chief Administrative Officer of Brink’s. He also served as the Company’s Corporate Secretary from 2012 to 2013. Mac served as Vice President, General Counsel and Secretary of Tredegar Corporation from 2006 to 2008. From 2000 to 2006, he held various positions of increasing responsibility at Brink’s, including Corporate Secretary, Assistant General Counsel and Director-Corporate Governance and Compliance. Prior to joining Brink’s, Mac practiced law at the global law firm Hunton and Williams LLP, where he advised public and private companies regarding mergers and acquisitions, securities regulation and other corporate matters. He graduated Magna Cum Laude from Hampden-Sydney College in Virginia and earned his Juris Doctor from the University of Virginia School of Law. He is also a graduate of the Advanced Management Program at Harvard Business School.

Executive Bios — Rohan Pal and Amit Zukerman 25 Rohan Pal Senior Vice President, Chief Information Officer and Chief Digital Officer Rohan Pal is Senior Vice President, Chief Information Officer and Chief Digital Officer of Brink’s. Prior to joining Brink’s, Rohan was the Global Senior Vice President, Chief Information Officer and Chief Technology Officer at Recall Holdings Limited from June 2013 to May 2016. From 2009 to 2013, he held Chief Information Officer and Chief Operating Officer roles within the Fire Products segment of Tyco International, and from 2008 to 2009 served as Vice President – Global Information Technology/Operations Excellence & Integration for Tyco Fire Protection. Rohan joined Tyco in 2008 from HD Supply, Inc., where he served as Vice President – Financial Systems, Operations and Multisourcing. Before that, he served in U.S. and international management roles at Home Depot from 2004 to 2007. He holds an M.S. in Supply Chain Strategy from the Georgia Institute of Technology, an M.B.A. from The Tuck School of Business at Dartmouth, an M.S. in Computer Engineering from St. Mary’s University and a B.S. in Computer Science from Trinity University. Amit Zukerman Executive Vice President Since starting his career at Brink’s Hong Kong in 1996, Amit has successfully moved through various operational and managerial positions rising to become Executive Vice President of Brink’s Global Operations and Brink’s Global Services (BGS). Amit is responsible for our South American segment and our Rest of World segment, which includes Europe, Middle East and Africa (EMEA) and Asia. In addition, he is responsible for the Global Services line of business, which is leveraged worldwide. Amit has a strong background in identifying and developing new business opportunities, partnerships, and strategic initiatives. He has extensive experience in managing and enhancing operations spanning many cultures, and a deep understanding of the key drivers of our diverse customer base. Amit earned his Bachelor of Arts degree in Business Administration from the College of Business Administration in Tel Aviv, Israel.

2017 Non-GAAP Guidance Increased 2016 Results Prior 2017 Guidance (4/26/2017) Organic Currency Acquisitions (1) Updated 2017 Guidance (7/26/2017) Increase vs 2016 Revenue $2,908 $3,036 ‒ $92 $52 $3,180 9% Operating Profit $212 $235-$245 $20 $5 $10 $270-$280 ~30% Operating Margin 7.3% 7.8%-8.2% 8.5%-8.8% 1.2-1.5 pts. Adjusted EBITDA $333 $370-$380 $20 $5 $20 $415-$425 ~26% EPS $2.24 $2.55-$2.65 $.26 $.05 $.09 $2.95-$3.05 ~34% 26 Increase 1. Completed acquisitions as of 7/26/2017 ($ Millions, except EPS) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earning Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

2019 Non-GAAP Guidance Increased 2016 Results Prior 2019 Guidance Organic Currency Acquisitions (1) Updated 2019 Guidance (7/26/2017) Increase vs 2016 Revenue $2,908 $3,275 ‒ $100 $175 $3,550 22% Operating Profit $212 $330 $20 $5 $45 $400 89% Operating Margin 7.3% 10% 11.3% 4 pts. Adjusted EBITDA $333 $475 $20 $5 $60 $560 68% EPS $2.24 $3.50 $.25 $.05 $.45 $4.25 90% 27 Increase ($ Millions, except EPS) 1. Completed acquisitions as of 7/26/2017 Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earning Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

2019 Non-GAAP Financial Targets 28 2016 Currency Adjusted 2019 Target REVENUE ($ Millions) ~8% CAGR $2,828 $3,550 1 $197 $400 2016 Currency Adjusted 2019 Target OPERATING PROFIT ($ Millions) ~11.3% Margin 7.0% Margin ~27% CAGR ~103% Growth 1 $316 $560 2016 Currency Adjusted 2019 Target ADJUSTED EBITDA ($ Millions) 11.2% Margin ~16% Margin ~21% CAGR ~77% Growth 1 $2.05 $4.25 2016 Currency Adjusted 2019 Target EPS ~107% Growth 1 ($) 1. 2016 Actual adjusted to reflect currency impact assumed in the 2017 Non-GAAP Outlook included in the Company’s First Quarter 2017 Earnings Release. 2. 2019 Targets include completed acquisitions through July 26, 2017 2 2 2 2 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

Annual Organic Growth ~5% ~9% ~2% ~5% ~5% 2019 Non-GAAP Revenue Target CONTRIBUTION BY SEGMENT 29 ($ in millions) Target: 5% Annual Organic Revenue Growth $2,908 $239 $218 $111 ($101) $3,375 $175 $3,550 2016 Actual North America South America Rest of World Contingency 2019 Target before Acquisitions Completed Acquisitions July 2017 2019 Target Includes: AATI LGS Pagfacil Maco Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

2019 Non-GAAP Operating Profit Target 30 New Target: 11%+ Operating Margin in 2019 ($ Millions) 2016 Actual Rest of World Contingency 2019 TargetNorth America South America $212 $400 $125 $58 $27 ($67) $355 $45 Completed Acquisitions July 2017 OP Margin 7.3% 3.5% 1.1% 0.3% (1.7%) 10.5% 0.8% 11.3% (as of July 2017) Includes: AATI LGS Pagfacil Maco 2019 Target before Acquisitions Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

$40 $165 $81 $35 $9 2016 Actual U.S. Mexico Other 2019 Target North America Segment 31 2019 OPERATING PROFIT TARGET OP Margin 3.3% 5.5% 2.1% 0.5% 11.4% ($ in millions) U.S. Offers Greatest Opportunity Note: 2019 Targets exclude acquisitions

2019 U.S. OPERATING PROFIT IMPROVEMENT 1 2016 Base Branch Standardization Fleet Improvements One-Person Vehicle Labor Network Optimization Sales Growth/ CompuSafe IT Contingency 2019 Target A Clear Path to Value Creation in the U.S. 32 ($ in millions) Actual 0.8% Revenue $753 $870 ~10% $14$18$21 Breakthrough Initiatives $22 1. Excludes Payment Services $87 (3%)1% 2.5% 2% 2% 2.5% 1%2 – 3%

South America Segment 33 PATH TO 2019 STRATEGIC GOALS 2016 Brazil Core Growth Productivity High Margin Solutions 2019 Target OPERATING PROFIT OP Margin 16.8% 0.8% 0.5% 0.5% 0.5% 19.1%

Rest of the World Segment 34 PATH TO 2019 STRATEGIC GOALS 2016 France Core Growth Productivity High Margin Solutions 2019 Target OPERATING PROFIT OP Margin 11.2% 0.9% 0.1% 0.1% 0.2% 12.5%

Non-GAAP Reconciliation — Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Net Debt (Unaudited) (In millions) a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2016. 35 December 31, (In millions) 2016 Debt: Short-term borrowings $ 162.8 Long-term debt 280.4 Total Debt 443.2 Restricted cash borrowings(a) (22.3) Total Debt without restricted cash borrowings 420.9 Less: Cash and cash equivalents 183.5 Amounts held by Cash Management Services operations(b) (9.8) Cash and cash equivalents available for general corporate purposes 173.7 Net Debt $ 247.2

Non-GAAP Reconciliation — EBITA The Brink’s Company and subsidiaries Non-GAAP Reconciliations — EBITA (In millions) (a) Detailed reconciliations of non-GAAP to GAAP results are included in the First Quarter 2017 earnings release in the Quarterly Results section of the Brink’s website: www.brinks.com. (b) Adjusted EBITA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision and non- GAAP amortization of acquisition-related intangible assets. (c) Venezuela depreciation is a component of our Venezuela operations. Venezuela operations and Reorganization and Restructuring amounts are included in Other Items Not Allocated to Segments, as explained in detail on page 7 of the First Quarter 2017 earnings release, which can be found in the Quarterly Results section of the Brink’s website: www.brinks.com. 36 Full Year EBITA: 2016 Adjusted EBITDA(a) 332.6 Less: Depreciation expense - Non-GAAP (126.5) Adjusted EBITA(b) 206.1 Depreciation expense: Depreciation expense - GAAP 128.0 Venezuela operations(c) (0.7) Reorganization and Restructuring(c) (0.8) Depreciation expense - Non-GAAP 126.5